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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549 [GRAPHIC OMITTED]

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Kentucky                  001-33033            61-1142247
          --------                  ---------            ----------
(State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)      Identification No.)



               2500 Eastpoint Parkway, Louisville, Kentucky, 40223

                    (Address of principal executive offices)


                                 (502) 499-4800
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.
On November 20, 2007, Porter Bancorp, Inc. issued a press release announcing that its Board of Directors declared a cash dividend of $0.21 per share, a 5% increase over the previous level. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
   (d)     Exhibits

Exhibit No. Description of Exhibit
99.1        Press Release issued by Porter Bancorp, Inc. on November 20, 2007



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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: November 20, 2007                Porter Bancorp, Inc.

                                          By:  /s/ David B. Pierce
                                               -------------------
                                               David B. Pierce
                                               Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description
-------           -----------

99.1              Press Release dated November 20, 2007